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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 15, 1999

                           ZARING NATIONAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                             333-22679          31-1506058
         ----                             ---------          ----------
(State or other jurisdiction of          (Commission        (IRS Employer
incorporation)                           File Number)      Identification No.)


           11300 Cornell Park Drive, Suite 500, Cincinnati, Ohio 43215
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (513) 489-8849


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 15, 1999 Zaring National Corporation (Zaring National) completed an agreement with American Homestar Corporation (American Homestar) whereby American Homestar acquired 25% of the outstanding common stock of HomeMax, Inc. (HomeMax) from Zaring National for approximately $4.4 million in the form of a promissory note and provided a subordinated loan to HomeMax of approximately $4.0 million. The subordinated loan is convertible into an additional 25% of HomeMax common stock. In addition, Zaring National has an option to sell, and American Homestar has an option to buy, the remaining 50% of HomeMax within 39 months. The purchase price for such sale or purchase shall be equal to the greater of (i) 50% of the net book value of HomeMax and its subsidiaries as then applicable (as defined in the Purchase Agreement) or (ii) seven times the EBIT of HomeMax and its subsidiaries (as defined in the Purchase Agreement) for the preceding four calendar quarters less outstanding debt, times 50%. In addition, Zaring National received an option to purchase 150,000 shares of American Homestar common stock in three installments at $18 per share. Upon closing, American Homestar commenced managing and directing the operations of HomeMax.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information.

Pro forma financial information for the transaction described in response to
Item 2 above will be furnished by an amendment to this form not later than sixty days after the date that this initial report on Form 8-K is filed.

(c) Exhibits.

10.20 -Amended and Restated Securities Purchase Agreement by and among Zaring National Corporation, HomeMax, Inc., HomeMax Operating Properties, L.L.C. and American Homestar Corporation dated as of March 15, 1999.



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 1999

                                                     ZARING NATIONAL CORPORATION

                                                     By: /s/ Ronald G. Gratz
                                                         -----------------------
                                                     Ronald G. Gratz
                                                     Chief Financial Officer,
                                                     Secretary and Treasurer



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                                INDEX TO EXHIBITS

10.20 -Amended and Restated Securities Purchase Agreement by and among Zaring National Corporation, HomeMax, Inc., HomeMax Operating Properties, L.L.C. and American Homestar Corporation dated as of March 15, 1999.